UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 8, 2023 (September 7, 2023)

BURLINGTON STORES, INC.

(Exact Name of Registrant As Specified In Charter)

Delaware	001-36107	80-0895227
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2006 Route 130 North

Burlington, New Jersey 08016

(Address of Principal Executive Offices, including Zip Code)

(609) 387-7800

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BURL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On September 7, 2023, Burlington Stores, Inc. (the “Company”) entered into separate, privately negotiated exchange and subscription agreements (the “Exchange and Subscription Agreements”) with a limited number of holders of its 2.25% convertible senior notes due 2025 (the “Existing Convertible Notes”) and certain other investors, in each case pursuant to exemptions from registration under the Securities Act of 1933, as amended (the “Securities Act”). Pursuant to the Exchange and Subscription Agreements, the Company will exchange approximately $244 million in aggregate principal amount of the Existing Convertible Notes for approximately $258 million in aggregate principal amount of new 1.25% convertible senior notes due 2027 (the “New Convertible Notes”) (collectively, the “Exchange Transaction”). The Company will also issue approximately $42.1 million in aggregate principal amount of New Convertible Notes in a private placement to certain investors (the “Subscription Transaction” and, together with the Exchange Transaction, the “Transactions”). In connection with the Transactions, the Company expects to repurchase an aggregate of 165,975 shares of Common Stock at a price per share of $155.42.

The foregoing description of the Exchange and Subscription Agreements is qualified in its entirety by reference to the form of Exchange and Subscription Agreement, a copy of which is attached as Exhibit 99.1 hereto. This Current Report on Form 8-K does not constitute an offer to sell, or the solicitation of an offer to buy, the New Convertible Notes or the Company's common stock, if any, issuable upon conversion of the New Convertible Notes.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Form of Exchange and Subscription Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BURLINGTON STORES, INC.

/s/ David Glick
David Glick Group Senior Vice President of Investor Relations and Treasurer

Date: September 8, 2023